UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2005

Digital River, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24643	41-1901640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9625 West 76th Street, Suite 150, Eden Prairie, MN		55344
(Address of principal executive offices)		(Zip Code)

(952) 253-1234

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item  2.02.   Results of Operations and Financial Condition.

Item  7.01.  Regulation FD Disclosure.

On March 17, 2005, Digital River, Inc., a Delaware corporation (“Digital River”), issued a press release announcing revised revenue and earnings per share expectations for the first quarter ending March 31, 2005.  A copy of the press release is furnished as Exhibit 99.1 hereto. The press release includes “safe harbor” language indicating that certain statements about Digital River’s business and other matters contained in the press release are “forward-looking” rather than “historic.”  The press release also states that a more thorough discussion of certain factors which may affect Digital River’s operating results is included, among other sections, under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Digital River’s public filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2004, available at the SEC’s website (http://www.sec.gov).

The attached press release contains certain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  To supplement financial expectations presented in accordance with GAAP, Digital River has supplied non-GAAP measures of earnings per share, which are adjusted from results based on GAAP to primarily exclude certain expenses as well as the impact of EITF 04-08.  We believe that these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of our core operating results. In addition, because we have historically reported certain non-GAAP results to investors, we believe the inclusion of non-GAAP results provides consistency in our financial reporting. These measures should be considered in addition to the information prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. These non-GAAP measures included in the attached press release have been reconciled to the nearest GAAP measure.

As used herein, “GAAP” refers to accounting principles generally accepted in the United States.

Item  9.01                         Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press release dated March 17, 2005, announcing Digital River’s revised revenue and earnings per share expectations for the first quarter ending March 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Digital River, Inc.

Date: March 17, 2005	By:	/s/ Carter D. Hicks
Carter D. Hicks
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 17, 2005, announcing Digital River’s revised revenue and earnings per share expectations for the first quarter ending March 31, 2005.